UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                     Current Report Pursuant to Section 13
                    of the Securities Exchange Act of 1934

 Date of Report (Date Earliest Event reported) -- December 21, 2004
                                                 (December 20, 2004)


                              MDC PARTNERS INC.
            (Exact name of registrant as specified in its charter)


       Ontario                         001-13718                98-0364441
(Jurisdiction of Incorporation)   (Commission File Number)   (IRS Employer
                                                            Identification No.)


              45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
             (Address of principal executive offices and zip code)

                                (416) 960-9000
                        (Registrant's Telephone Number)

===============================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 20, 2004, the Company issued a press release announcing that it had filed its Form 10-Q for the period ended September 30, 2004, as well as its restated Form 40-F/A for 2003 and Form 10-Q/A's for the periods ended March 31, 2004 and June 30, 2004. Such press release also announced that management would host a conference call to discuss these filings. The investor presentation materials used for the conference call are attached as Exhibit
99.2 hereto.

On December 21, 2004, the Company posted the materials attached as Exhibits
99.2 and 99.3 on its web site (www.mdc-partners.com). As discussed on page 1 of Exhibit 99.2, the investor presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in the Company's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

The foregoing information (including the exhibits hereto) is being furnished under "Item 7.01. Regulation FD Disclosure." Such information (including the exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of this information pursuant to Items 7.01 and 9.01 (including the investor presentation) do not mean that such information is material or that the Company's disclosure of such information is required.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release dated as of December 20, 2004, relating to the announcement by the Company that it had filed its Form 10-Q for the period ended September 30, 2004.

99.2 Slideshow presentation dated December 21, 2004.

99.3 Summary of adjustments.

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


Date: December 21, 2004                         MDC Partners Inc.


                                                By: /s/ Glenn Gibson
                                                    ----------------------
                                                    Glenn Gibson
                                                    Senior Vice President,
                                                    Finance


===============================================================================